UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 10, 2016

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota

(State or other jurisdiction of incorporation)

001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street
Rapid City, South Dakota	57709-1400
(Address of principal executive offices)	(Zip Code)

605.721-1700

(Registrants telephone number, indicating area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐                 Pre-commencement communications pursuant to Rule 13e-e(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                                           Entry into a Material Definitive Agreement.

On August 10, 2016, Black Hills Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named in Schedule A thereto pursuant to which the Company has agreed to issue and sell and the underwriters have severally agreed to purchase (i) an aggregate principal amount of $400.0 million of the Company’s 3.150% Notes due 2027 (the “2027 Notes”) and (ii) an aggregate principal amount of $300.0 million of the Company’s 4.200% Notes due 2046 (the “2046 Notes” and together with the 2027 Notes, the “Notes”). The aggregate gross consideration to be received by the Company (taking into account original issue discount and underwriting discounts) for the sale of the Notes is $692.9 million.  The issuance and settlement of the Notes is scheduled to occur on August 19, 2016, subject to customary closing conditions.

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the underwriters against certain liabilities on customary terms.  Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings, including but not limited to commercial lending services, with the Company, its direct or indirect subsidiaries or its affiliates.  They have received, or may in the future receive, customary fees and commissions for these transactions.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-197895) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated August 6, 2014 and Prospectus Supplement dated August 10, 2016.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is expressly incorporated by reference herein and into the Registration Statement.  The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the actual terms thereof.

Item 9.01                                        Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are being filed herewith:

Number	Exhibit

1.1	Underwriting Agreement dated August 10, 2016 among Black Hills Corporation and the several Underwriters named in Schedule A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By:	/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President and Chief Financial Officer

Date:  August 15, 2016

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated August 10, 2016 among Black Hills Corporation and the several Underwriters named in Schedule A thereto.